                                                                  EXHIBIT 10 (c)

                 SCHEDULE RELATED TO CHANGE OF CONTROL AGREEMENT


The Company entered into change of control agreements with the following executives effective August 9, 1999.

              NAME                                      TITLE


David M. Lederman, Ph.D.              President and Chief Executive Officer

Robert T.V. Kung, Ph.D.               Senior Vice President, Chief Scientific
                                      Officer

Eugene D. Rabe                        Senior Vice President Worldwide Sales and
                                      Services

John F. Thero                         Senior Vice President-Finance, Treasurer
                                      and Chief Financial Officer

Anthony W. Bailey                     Vice President Engineering, Director of
                                      the AbioCor Program